                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                October 16, 1997
          -------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                          AMERICAN REALTY TRUST, INC.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       Georgia                         1-9948                   54-0697989
--------------------------------------------------------------------------------
(State of Incorporation)            (Commission               (IRS Employer
                                      File No.)             Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX            75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700




                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

On September 16, 1997, American Realty Trust, Inc. (the "Company") purchased the Collection, a retail and commercial center consisting of four buildings in Denver, Colorado for $19.5 million (8.3% of the Company's assets at December 31,
1996). The sellers of the property were DDC One Properties, Ltd., a Colorado limited partnership, Interplaza Retail Limited Liability Company, a Colorado limited liability company and HTDC, Inc., a Colorado corporation. The property was constructed in 1987 and contains approximately 267,812 square feet.

On October 16, 1997, the Company purchased in a single transaction four hotels, the Piccadilly Inn Shaw with 194 rooms, constructed in 1973, Piccadilly Inn University with 190 rooms, constructed in 1984, Piccadilly Inn Airport with 185 rooms, constructed in 1970 and the Chateau Inn with 78 rooms, constructed in 1989 (collectively the "Piccadilly Inns"). The Piccadilly Inns are all in Fresno, California. The Company paid $33.0 million (14.0% of the Company's assets at December 31, 1996) consisting of $19.8 million in new mortgage debt and 1.6 million shares of Series F Preferred Stock. The Company received net cash proceeds of $2.1 million from the new mortgage debt. The seller of the property was the Fansler Foundation, a California non-for-profit corporation.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)       Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the nine months ended September 30, 1997. A pro forma balance sheet as of September 30, 1997 is also presented.

A summary of the pro forma transaction follows:

On September 16, 1997, the Company purchased the Collection a retail and commercial center totaling 267,812 square feet in Denver, Colorado for $19.5 million. The Company acquired the property through two wholly owned subsidiaries ART Collection, Inc. ("ART Collection"), a Georgia corporation and ART Blessin, Inc. ("ART Blessin"), a Georgia corporation. The Company paid $791,000 in cash and assumed existing mortgages totaling $14.7 million and issued 400,000 shares of the Company's Series F Cumulative Convertible Preferred Stock with a liquidation value of $10.00 per share. The holders are entitled to dividends at a rate of $10.00 per year or $2.50 per quarter on the 15th day of each March, June, September and December when and as declared by the Board of Directors of the Company accruing cumulatively from August 16, 1998 and commencing on October 15, 1998. The Series F Preferred Stock may be converted into Common Stock of the Company at 90% of the market value of the Company's Common Stock after August 15, 2003. The first lien mortgage in the amount of $14.2 million bears interest at 8.64% per annum, requires monthly principal and interest payments of $116,000 and matures May 31, 2017. The second lien mortgage in the amount of $580,000 bears interest at 7% per annum from April 1996 to April 2001, 7.5% per annum from May 2001 to May 2010, requires monthly principal and interest payments of $3,000 and matures May 31, 2010.

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



ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS (Continued)

On October 16, 1997, the Company purchased the Piccadilly Inns, four hotels in Fresno, California, for $33.0 million. The Company acquired the Piccadilly Inns through four wholly-owned subsidiaries: ART Piccadilly Shaw Corporation, a Nevada corporation; ART Piccadilly University Corporation, a Nevada corporation; ART Piccadilly Airport Corporation, a Nevada corporation; and ART Piccadilly Chateau Corporation, a Nevada corporation. The Company issued 1.6 million shares of Series F Cumulative Convertible Preferred Stock having a liquidation value of $10.00 per share or a total of $16.0 million and obtained mortgage financing of $19.8 million. The holders are entitled to dividends at a rate of $10.00 per year or $2.50 per quarter on the 15th day of each March, June, September and December when and as declared by the Board of Directors of the Company accruing cumulatively from August 16, 1998 and commencing on October 15, 1998. The Series F Preferred Stock may be converted into Common Stock of the Company at 90% of the market value of the Company's Common Stock after August 15, 2003. The Company received net financing proceeds of $2.2 million after the payment of various closing costs associated with the financing. The mortgage bears interest at 8.40% per annum, requires monthly principal and interest payments of $158,000 and matures October 2013.

The pro forma statements of operations present the Company's operations as if the transaction described above had occurred at the beginning of each of the periods presented.














                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

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

                           AMERICAN REALTY TRUST, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997



                                                          Piccadilly
                                               Actual(1)     Inns       Pro forma
                                               --------   ----------    ---------
                                               (dollars in thousands)

             Assets

Notes and interest receivable
    Performing ..........................     $  4,182     $   --       $  4,182
    Nonperforming, nonaccruing ..........       18,954         --         18,954
                                              --------     --------     --------
                                                23,136         --         23,136



Less - allowance for estimated losses ...      (2,398)         --        (2,398)
                                              --------     --------     --------
                                                20,738         --         20,738


Real estate held for sale, net of
    accumulated depreciation ............      149,127         --        149,127



Real estate held for investment, net of
    accumulated depreciation ............       84,898       33,000      117,898
Plant and equipment, net of accumulated
    depreciation ........................        5,809         --          5,809
Investments in marketable equity
    securities, at market ...............        7,425         --          7,425
Investments in equity investees .........       46,266         --         46,266
Intangibles, net of accumulated
    amortization ........................       15,309         --         15,309
Cash and cash equivalents ...............        2,031        2,200        4,231
Other assets ............................       23,015          600       23,615
                                              --------     --------     --------


                                              $354,618     $ 35,800     $390,418
                                              ========     ========     ========

----------------
(1) Includes the Collection acquired September 16, 1997.


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

                           AMERICAN REALTY TRUST, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997




                                                          Piccadilly
                                             Actual(1)       Inns       Pro forma
                                             ---------    ----------    ---------
                                              (dollars in thousands)

Liabilities and Shareholders' Equity

Liabilities
Notes and interest payable ..............     $213,293     $ 19,800     $233,093
Margin borrowings .......................       52,071         --         52,071
Other liabilities .......................       31,456         --         31,456
                                              --------     --------     --------
                                               296,820       19,800      316,620


Minority interest .......................       10,742         --         10,742


Commitments and contingencies


Shareholders' equity
Preferred Stock, $2.00 par value
    authorized 20,000,000 shares
       4,000 shares Series B, 10%
         cumulative, $2.00 par value ....            8         --              8
       16,681 shares Series C, 10%
          cumulative, $2.00 par value ...           33         --             33
       2,000,000 shares Series F 10%
          Cumulative, $2.00 par value ...          800        3,200        4,000
Common Stock, $.01 par value; authorized
    16,667,000 shares, 13,497,348 shares
    in 1997 and 1996 issued .............          120         --            120
Paid-in capital .........................       72,147       12,800       84,947
Accumulated distributions in excess of
    accumulated earnings ................     (26,037)         --       (26,037)
Treasury stock at cost, 1,503,427 .......         (15)         --           (15)
                                              --------     --------     --------

                                                47,056       16,000       63,056
                                              --------     --------     --------

                                              $354,618     $ 35,800     $390,418
                                              ========     ========     ========

-----------
(1)  Includes the Collection acquired September 16, 1997.


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

                           AMERICAN REALTY TRUST, INC.
                                    PRO FORMA
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997



                                                                                   Piccadilly
                                                  Actual        Collection(1)        Inns(1)           Proforma
                                                ---------       -------------    ------------          --------
                                                            (dollars in thousands, except per share)
Income
    Sales ...............................     $     10,828        $    --        $       --        $     10,828
    Rents ...............................           18,725           1,879             10,769            31,373
    Interest ............................            2,769             --                --               2,769
    Other ...............................             (117)            --                --                (117)
                                              ------------        --------       ------------      ------------
                                                    32,205           1,879             10,769            44,853

Expenses
    Cost of sales .......................            8,672             --                --               8,672
    Property operations .................           13,501             308              6,493            20,302
    Interest ............................           20,425             947              1,247            22,619
    Depreciation and amortization .......            1,902             --                --               1,902
    Advisory fee to affiliate ...........            1,639             --                --               1,639
    Incentive compensation ..............              299             --                --                 299
    General and administrative ..........            4,654             --                --               4,654
    Minority interest ...................              959             --                --                 959
                                              ------------        --------       ------------      ------------
                                                    52,051           1,255              7,740            61,046
                                              ------------        --------       ------------      ------------

Income (loss) from operations ...........          (19,846)            624              3,029           (16,193)
Equity in income (losses) of investees ..            5,106             --                --               5,106
Gain on sale of real estate .............           11,354             --                --              11,354
                                              ------------        --------       ------------      ------------

Income (loss) before extraordinary gain .           (3,386)            624              3,029              (267)
Extraordinary gain ......................             --               --                --                --
                                              ------------        --------       ------------      ------------

Net income (loss) .......................           (3,386)            624              3,029              (267)

Preferred dividend requirement ..........             (151)            (60)              (240)             (451)
                                              ------------        --------       ------------      ------------

Net income (loss) applicable to Common
    shares ..............................     $     (3,537)       $    564       $      2,789     $       (184)
                                              ============        ========       ============      ============

Earnings per share
    Income before extraordinary gain ....     $       (.29)                                        $       (.02)
    Extraordinary gain ..................             --                                                   --
                                              ------------                                         ------------
    Net (loss) ..........................     $       (.29)                                        $       (.02)
                                              ============                                         ============

Weighted average shares of Common Stock
    used in computing earnings per share        12,041,252                                           12,041,252
                                              ============                                         ============

----------------

(1)    Assumes acquisition by the Company on January 1, 1997.

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

                           AMERICAN REALTY TRUST, INC.
                                    PRO FORMA
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


                                                                     Piccadilly
                                    Actual        Collection(1)        Inns(1)          Proforma
                                    ------        -------------      ----------         --------
                                             (dollars in thousands, except per share)
Income
    Rents .................     $     20,658      $      1,886      $     12,930      $     35,474
    Interest ..............            4,724              --                   3             4,727
    Other .................            1,597               356              --               1,953
                                ------------      ------------      ------------      ------------
                                      26,979             2,242            12,933            42,154

Expenses
    Property operations ...           15,874               381             9,719            25,974
    Interest ..............           16,450                                 124            16,574
    Depreciation and
       amortization .......            2,002              --                 549             2,551
    Advisory fee to
       affiliate ..........            1,539              --                --               1,539
    General and
       administrative .....            2,712                               3,168             5,880
                                ------------      ------------      ------------      ------------
                                      38,577               381            13,560            52,518
                                ------------      ------------      ------------      ------------

Income (loss) from
    operations ............          (11,598)            1,861              (627)          (10,364)
    Equity in income of
       investees ..........            2,004              --                --               2,004
    Gain on sale of real
       estate .............            3,659              --                --               3,659
                                ------------      ------------      ------------      ------------


Income (loss) before
    extraordinary gain ....           (5,935)            1,861              (627)           (4,701)
Extraordinary gain ........              381              --                --                 381
                                ------------      ------------      ------------      ------------

Net income (loss) .........           (5,554)            1,861              (627)           (4,320)

Preferred dividend
    requirement ...........             (113)              (80)             (320)             (513)
                                ------------      ------------      ------------      ------------

Net income (loss)
   applicable to
   Common Shares                $      5,667      $      1,781      $       (947)     $      4,833
                                ============      ============      ============      ============

Earnings per share
    Income (loss) before
       extraordinary gain .     $       (.46)                                         $       (.41)
    Extraordinary gain ....              .03                                                   .03
                                ------------                                          ------------
    Net (loss) ............     $       (.43)                                         $       (.38)
                                ============                                          ============

Weighted average shares
    of Common Stock used in
    computing earnings per
    share .................       12,765,082                                            12,765,082
                                ============                                          ============

----------------

(1) Assumes acquisition by the Company on January 1, 1996.

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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS (Continued)


(b)       Financial statements of properties acquired:

Exhibit
Number                                    Description
-------   ---------------------------------------------------------------------

 99.0     The Collection Audited Statement of Revenues and Direct Operating
          Expenses for the year ended December 31, 1996.

 99.1     The Piccadilly Inns Audited Statement of Revenues and Direct Operating
          Expenses for the year ended June 30, 1997.


                       ----------------------------------



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            AMERICAN REALTY TRUST, INC.






Date:    December 16, 1997                  By:   /s/ Thomas A. Holland
     --------------------------                 -------------------------------
                                                Thomas A. Holland
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

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                           AMERICAN REALTY TRUST, INC.

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                             Dated October 16, 1997





Exhibit
Number                                Description
-------              ---------------------------------------------------------

 99.0 The Collection Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996.

 99.1                The Piccadilly Inns Audited Statement of
                     Revenues and Direct Operating Expenses for the year ended June 30, 1997.

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